TIFF Investment Program (“TIP”)

Supplement dated November 13, 2019

to the TIFF Multi-Asset Fund Summary Prospectus dated April 30, 2019

This supplement provides new and additional information to the TIFF Multi-Asset Fund summary prospectus dated April 30, 2019.

The following paragraph is added as a new fourth paragraph under the heading “Principal Investment Strategies” on page 2 of the TIFF Multi-Asset Fund summary prospectus:

TAS also pursues a direct trading strategy whereby it invests a portion of Multi-Asset Fund’s assets directly in a limited number of publicly traded equity securities (typically, not more than 20). The issuers of such securities may be of any size, operate in any industry, and have domestic as well as international operations. TAS chooses these direct equity holdings from the listed equity positions reported on Form 13F by a small group of long-oriented, active investment managers based upon TAS’s belief that such managers have demonstrated an ongoing ability to add value through security selection and tend not to trade holdings frequently.

The following paragraph is added as a new first paragraph under the heading “Principal Investment Risks” for TIFF Multi-Asset Fund on page 3 of the TIFF Multi-Asset Fund summary prospectus:

The fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure, so as to facilitate the reader’s ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears.

The following paragraph is added, in alphabetical order, to the list of Principal Investment Risks on page 3 of the TIFF Multi-Asset Fund summary prospectus:

Direct Trading Strategy Risks. TAS generally will not buy or sell securities within its direct trading strategy directly in response to changing market conditions in general or with respect to specific issuers. This portion of the fund’s portfolio also likely will be concentrated to a significant extent in a small number of issuers or particular industries (see Focus Risk below). As a result, such portion of the fund’s portfolio may face greater risks than if it were managed directly in response to market conditions or more broadly diversified over a greater number of issuers or industries.

Please keep this supplement for future reference.